Rule 497(e)
                                                      Registration No. 333-00767

                           AMERINDO TECHNOLOGY FUND
                        A SERIES OF AMERINDO FUNDS INC.
                       SUPPLEMENT DATED OCTOBER 28, 1996
                       TO PROSPECTUS DATED JULY 31, 1996



            Effective October 28, 1996 through December 31, 1996, the Amerindo Technology Fund (the "Fund") has reduced the minimum investment for its Class D shares to $25,000 from $150,000 and the minimum subsequent investment for such shares to $2,500 from $15,000. The Fund's Class A shares are not currently being offered for sale.

            The Fund's Board of Directors also has approved the following new servicing arrangements: American Data Services, Inc. will serve as the Fund's administrator, transfer and dividend disbursing agent and provide Fund accounting services. Additionally, the Fund will act as its own issuer effective immediately.

            Effective immediately, instructions for initial and subsequent investments by mail and wire appearing in the current prospectus are changed as follows:

            MAILING INSTRUCTIONS:

                  Amerindo Technology Fund
                  c/o American Data Services, Inc.
                  24 West Carver Street, 2nd Floor
                  Huntington, New York 11743

            WIRE INFORMATION:

                  The Chase Manhattan Bank
                  Huntington, NY
                  ABA #021000021
                  Account #5021120976
                  F/B/O Amerindo Technology Fund
                  Ref. (Class)
                  Fund Account #_______________________


C/M  12034.0001 419545.1